FIRST FINANCIAL FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

To our Stockholders:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of First Financial Fund, Inc. ("Fund") will be held on August 24, 2000 at 10:00 a.m. at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 for the following purposes:

     (1) To elect one director to serve until 2002 and two directors to serve until 2003;

     (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Fund for the fiscal year ending March 31, 2001; and

     (3) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

     Only holders of common stock of record at the close of business on May 24, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                                            By order of the Board of Directors,



                                            /s/ ARTHUR J. BROWN
                                            -------------------
                                            ARTHUR J. BROWN
                                              SECRETARY
Dated: June 5, 2000


--------------------------------------------------------------------------------
            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                    PLEASE RETURN YOUR PROXY CARD PROMPTLY.

     STOCKHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. ANY STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED FORM OF PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR SHARES BY TELEPHONE OR THROUGH A WEB SITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY INSERT.

     TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                           FIRST FINANCIAL FUND, INC.
                              GATEWAY CENTER THREE
                               100 MULBERRY STREET
                          NEWARK, NEW JERSEY 07102-4077


                               ------------------
                                 PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 AUGUST 24, 2000

                                  INTRODUCTION

     This Proxy Statement is furnished to the stockholders of First Financial Fund, Inc. ("Fund") by the Board of Directors of the Fund in connection with the solicitation of stockholder votes by proxy ("Proxies") to be voted at the Annual Meeting of Stockholders ("Meeting") to be held on August 24, 2000 at 10:00 a.m. at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The matters to be acted upon at the Meeting are set forth in the accompanying Notice of Annual Meeting.

     If the enclosed form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later dated Proxy or by attending the Meeting and voting in person. However, if no instructions are specified on a Proxy, shares will be voted "FOR" the election of the nominees for director, "FOR" the ratification of the selection of the named independent accountants and "FOR" or "AGAINST" any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

     The close of business on May 24, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. On that date, the Fund had 24,628,776 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy first will be mailed to stockholders on or about June 9, 2000.

     The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying Proxy. Supplementary solicitations may be made, without cost to the Fund, by mail, telephone, telegraph or in person by regular employees of Prudential Investments Fund Management LLC, the Fund's Administrator ("Administrator") or the Administrator's affiliate, Prudential Securities Incorporated ("Prudential Securities"). All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation material to the beneficial owners of shares, will be borne by the Fund. In addition, the Fund may retain Shareholder Communications Corporation, a proxy solicitation firm, at a cost of approximately $40,000 to solicit stockholders on behalf of the Fund.

     The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the shares outstanding is required for a quorum. In the event that a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of Proxies with respect to those items. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those Proxies which they are entitled to vote for any such item in favor of such an adjournment, and will vote those Proxies required to be voted against any such item against any such adjournment. A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and with respect to which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes, however, will have no effect on proposals where the required vote is a set percentage of the Fund's outstanding shares.

     Except as set forth below, as of the record date, the Fund does not know of any other person who owns beneficially 5% or more of the outstanding shares of the Fund:

     Ernest Horejsi Trust No. 1B, 122 S. Phillips Ave.,  Suite 220, Sioux Falls,
S.D.  57104,   owning  1,795,100  shares,   representing  7.29%  of  the  Fund's
outstanding shares.+

     Lola Brown Trust No. 1B, 122 S. Phillips Ave., Suite 220, Sioux Falls, S.D. 57104, owning 1,922,200 shares, representing 7.81% of the Fund's outstanding shares.+

     Mildred B. Horejsi  Trust,  122 S. Phillips  Ave.,  Suite 220, Sioux Falls,
S.D.  57104,   owning  1,922,200  shares,   representing  7.81%  of  the  Fund's
outstanding shares.+

     Stewart R. Horejsi Trust No. 2, 122 S. Phillips Ave., Suite 220, Sioux Falls, S.D. 57104, owning 269,700 shares, representing 1.10% of the Fund's outstanding shares.+

+ This information is based solely on a combined Schedule 13D filed on May 15, 2000, reporting holdings as of May 12, 2000, with Stewart R. Horejsi ("Horejsi") reporting aggregate holdings of 24.01% of the Fund's shares as of May 12, 2000, and indicating that, because of the relationships between Horejsi and the entities, Horejsi may be deemed to share beneficial ownership of all such shares.

     STOCKHOLDERS MAY OBTAIN A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT BY CALLING EQUISERVE, L.P. TOLL-FREE AT (800) 451-6788.

                              ELECTION OF DIRECTORS
                                 PROPOSAL NO. 1

     The Board of Directors is divided into three classes with each class serving for a term of three years and until their successors are elected and qualified. The classification of the Fund's directors helps to promote the continuity and stability of the Fund's management and policies because the majority of the directors at any given time will have prior experience as directors of the Fund. At least two stockholder meetings, instead of one, are required to effect a change in a majority of the directors, except in the event of vacancies resulting from removal for cause or other reasons, in which case the remaining directors may fill the vacancies so created.

     The current Class II director, Mr. Mooney, has a term expiring in 2000. The Board voted to nominate Mr. Mooney to another term as Class II director. At its May 2000 meeting, the Board of Directors also voted unanimously to expand its membership by one member (from four directors to five) and nominated Mr. Clay T.

Whitehead for election to the Board as a second Class II director at the Meeting. The increase in the size of the Board and the nomination of Mr. Whitehead as nominee to serve as a director are designed to enhance the effective governance of the Fund. The Board believes that Mr. Whitehead's significant experience as an independent director of registered investment companies and extensive business experience will benefit the Fund and its stockholders.

     Finally, the Board of Directors is asking stockholders to elect an incumbent Class I director, Mr. LaBlanc, at the Meeting. In November 1999, the Board voted unanimously to expand its membership by one (from three directors to four) and to appoint Mr. LaBlanc to fill the vacancy so created. Although Mr. LaBlanc's term does not expire until 2002, the Board believes that Fund stockholders should have the opportunity to consider the election of Mr. LaBlanc at the Meeting. Mr. LaBlanc also has significant experience serving as an independent director of registered investment companies and in business. The Fund's other Class I director, Mr. Dorsey, was elected by stockholders at the 1999 annual meeting and, thus, has not been nominated for election at the Meeting.

     It is the intention of the persons named in the enclosed form of Proxy to vote in favor of the election of Messrs. LaBlanc, Mooney and Whitehead as nominees for director. Messrs. LaBlanc, Mooney and Whitehead have consented to be named in this Proxy Statement and to serve as directors if elected. The Board of Directors has no reason to believe that a nominee will become unavailable for election as a director, but if that should occur before the Meeting, the Proxies will be voted for such other nominee as the Board of Directors may recommend.

     None of the directors is related to one another. The following tables set forth certain information regarding each of the directors of the Fund. Unless otherwise noted, each of the directors has engaged in the principal occupation listed in the following table for five years or more.

                          INFORMATION REGARDING NOMINEE
                       FOR ELECTION AT 2000 ANNUAL MEETING

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                       NAME, AGE, BUSINESS EXPERIENCE                                                 OWNED ON
              DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS         POSITION WITH THE FUND    MAY 24, 2000(a)
              --------------------------------------------------         ----------------------    ---------------
 CLASS II (TERM EXPIRING IN 2003, IF ELECTED)

* Thomas  T.  Mooney  (58)  Director  (since 1986).  President  of the   President, Treasurer         3,266
   Greater  Rochester  Metro Chamber of Commerce (since 1976);  former       and Director
  Rochester  City  Manager  (during  1973);   Trustee  of  Center  for
  Governmental  Research,  Inc.;  Director of Blue Cross of Rochester,
  Executive Service Corps of Rochester, Monroe County Water Authority,
  Monroe  County  Industrial   Development   Corporation,   Prudential
  Distressed Securities Fund, Inc., Prudential  Diversified Bond Fund,
  Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund,
  Inc.,  Prudential  Global Limited  Maturity Fund,  Inc.,  Prudential
  Government  Income Fund,  Inc.,  Prudential  High Yield Fund,  Inc.,
  Prudential   High  Yield  Total   Return  Fund,   Inc.,   Prudential
  Intermediate Global Income Fund, Inc., Prudential International Bond
  Fund, Inc., The Prudential Investment  Portfolios,  Inc., Prudential
  National  Municipals  Fund,  Inc.,  Prudential  Sector Funds,  Inc.,
  Prudential  Small-Cap  Quantum Fund, Inc.,  Prudential Small Company
  Value  Fund,  Inc.,   Prudential  Structured  Maturity  Fund,  Inc.,
  Prudential  Global Total Return  Fund,  Inc.,  The High Yield Income
  Fund,  Inc.,  Global  Utility Fund,  Inc.;  President,  Director and
  Treasurer of The High Yield Plus Fund,  Inc.;  Trustee of Prudential
  20/20 Focus Fund,  Prudential Balanced Fund,  Prudential  California
  Municipal Fund,  Prudential  Diversified  Funds,  Prudential  Equity
  Income Fund,  Prudential  Government  Securities  Trust,  Prudential
  Index  Series  Fund,   Prudential  Mid-Cap  Value  Fund,  Prudential
  Municipal Bond Fund,  Prudential  Municipal Series Fund,  Prudential
  Real Estate  Securities Fund,  Prudential  Tax-Managed  Equity Fund,
  Strategic  Partners  Series,  Target Funds and The Target  Portfolio
  Trust.

Clay T. Whitehead  (61),   President   of  Clay  Whitehead  Associates          Nominee                  0
   (telecommunications)  (since 1987) and National  Exchange Inc. (new business  development  firm)  (since  May  1983);  Director  of GTC
   Telecom,  Inc.  (telecommunications),   Crosswalk.com,   Prudential
   Distressed  Securities Fund, Inc., Prudential Emerging Growth Fund,
   Inc.,  Prudential Equity Fund, Inc., Prudential Europe Growth Fund,
   Inc.,  Prudential  Global  Genesis Fund,  Inc.,  Prudential  Global
   Limited Maturity Fund, Inc.,  Prudential  Global Total Return Fund,
   Inc.,   Prudential   Institutional   Liquidity   Portfolio,   Inc.,
   Prudential   Intermediate  Global  Income  Fund,  Inc.,  Prudential
   International Bond Fund, Inc.,  Prudential  MoneyMart Assets, Inc.,
   Prudential Natural Resources Fund, Inc.,

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                       NAME, AGE, BUSINESS EXPERIENCE                                                 OWNED ON
              DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS         POSITION WITH THE FUND    MAY 24, 2000(a)
              --------------------------------------------------         ----------------------    ---------------
CLASS II (TERM EXPIRING IN 2003, IF ELECTED) (CONTINUED)

  Prudential  Pacific  Growth Fund,  Inc.,  Prudential  Sector Funds,
  Inc.,  Prudential  Small-Cap  Quantum Fund, Inc.,  Prudential Small
  Company  Value Fund,  Inc.,  Prudential  Special Money Market Fund,
  Inc.,  Prudential Tax-Free Money Fund, Inc., Prudential World Fund,
  Inc.,  Global  Utility  Fund,  Inc. and The  Prudential  Investment
  Portfolios,  Inc.;  Trustee  of Cash  Accumulation  Trust,  Command
  Government  Fund,   Command  Money  Fund,  Command  Tax-Free  Fund,
  Prudential  Balanced  Fund,  Prudential  Developing  Markets  Fund,
  Prudential  Equity  Income  Fund,  Prudential  Index  Series  Fund,
  Prudential  Mid-Cap Value Fund,  Prudential Real Estate  Securities
  Fund, Prudential  Tax-Managed Equity Fund,  Prudential  Diversified
  Funds,  Prudential 20/20 Focus Fund, Strategic Partners Series, and
  Target Funds.

CLASS I (TERM EXPIRING IN 2002)

Robert E. LaBlanc (66), Director (since 1999). President of Robert E.            Director                  0
  LaBlanc  Associates,   Inc.   (telecommunications)   (since  1981);
  formerly Vice Chairman of Continental  Telecom,  Inc.  (1979-1981);
  formerly General Partner at Salomon Brothers (1969-1979);  Director
  of Salient 3  Communications,  Inc.  (telecommunications),  Storage
  Technology,   Inc.   (computer   equipment),    Titan   Corporation
  (electronics), The Tribune Company (media), Chartered Semiconductor
  Manufacturing,  Ltd.  (semiconductors),  The High  Yield Plus Fund,
  Inc.,  Global Utility Fund,  Inc.,  Prudential  Europe Growth Fund,
  Inc.,    Prudential   Global   Genesis   Fund,   Inc.,   Prudential
  Institutional  Liquidity  Portfolio,   Inc.,  Prudential  MoneyMart
  Assets, Inc.,  Prudential Natural Resources Fund, Inc.,  Prudential
  Pacific Growth Fund,  Inc.,  Prudential  Special Money Market Fund,
  Inc.,  Prudential  Tax-Free Money Fund,  Inc. and Prudential  World
  Fund, Inc.; Trustee of Cash Accumulation Trust,  Command Government
  Fund,  Command  Money  Fund,  Command  Tax-Free  Fund,   Prudential
  Developing Markets Fund,  Prudential  Diversified Funds,  Strategic
  Partners Series, Target Funds and Manhattan College.

                         INFORMATION REGARDING DIRECTORS
                          WHOSE CURRENT TERMS CONTINUE

                                                                                                      SHARES OF
                                                                                                    COMMON STOCK
                       NAME, AGE, BUSINESS EXPERIENCE                                                 OWNED ON
              DURING THE PAST FIVE YEARS AND OTHER DIRECTORSHIPS         POSITION WITH THE FUND    MAY 24, 2000(a)
              --------------------------------------------------         ----------------------    ---------------
CLASS I (TERM EXPIRING IN 2002)

Eugene  C.  Dorsey  (73),  Director  (since 1996). Retired President,           Director                 613
  Chief  Executive  Officer  and  Trustee,  Gannett  Foundation  (now
  Freedom  Forum)   (1981-1989);   former  publisher,   four  Gannett
  newspapers and Vice President of Gannett Co. Inc. (1978-1981); past
  Chairman,  Independent Sector, Washington, D.C. (national coalition of philanthropic organizations) (1989-1992); former Chairman of the
  American Council for the Arts;  former Director,  Advisory Board of
  Chase  Manhattan Bank of Rochester;  Director,  The High Yield Plus
  Fund, Inc.,  Prudential  Diversified  Bond Fund,  Inc.,  Prudential
  Government  Income Fund,  Inc.,  Prudential High Yield Fund,  Inc.,
  Prudential High Yield Total Return Fund, Inc.,  Prudential National
  Municipals Fund, Inc.,  Prudential  Structured Maturity Fund, Inc.,
  Global Utility Fund, Inc.; Trustee,  Strategic Partners Series, The
  Target Portfolio  Trust,  Target Funds,  Prudential  Municipal Bond
  Fund,   Prudential   Diversified   Funds,   Prudential   Government
  Securities Trust,  Prudential  Municipal Series Fund and Prudential
  California Municipal Fund.

CLASS III (TERM EXPIRING IN 2001)

Douglas H. McCorkindale (61),  Director  (since 1996).  President and           Director                 0
  CEO of Gannett  Co,  Inc.  (publishing  and media)  (since  January
  2000);  previously  President of Gannett Co.  (1997-1999)  and Vice
  Chairman (1984-1997) of Gannett Co., Inc.; Director of Gannett Co.,
  Inc.,  Global Crossing  Limited  (telecommunications),  Continental
  Airlines, Inc., Mutual Insurance Company, Ltd., The High Yield Plus
  Fund,  Inc.,  Global  Utility  Fund,  Inc.,  Prudential  Distressed
  Securities,  Inc., Prudential Global Genesis Fund, Inc., Prudential
  Global Natural Resources,  Inc., Prudential Multi-Sector Fund, Inc.
  and The Global  Government Plus Fund,  Inc.;  Trustee of Prudential
  Allocation  Fund,   Prudential   Equity  Income  Fund,   Prudential
  Municipal Bond Fund,  Strategic Partners Series,  Target Funds, The
  Target Portfolio Trust and Prudential Diversified Funds.

-------------

* Indicates "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"). Mr. Mooney is deemed to be an "interested person" by reason of his service as an officer of the Fund.

(a) For this purpose, "beneficial ownership" is defined in the regulations under
    Section 13(d) of the Securities Exchange Act of 1934 ("1934 Act"). The information is based on statements furnished by the Administrator and the nominee.

     The directors and officers of the Fund as a group (six persons) owned beneficially less than 1% of the outstanding shares of the Fund as of May 24, 2000. This includes shares shown with respect to current directors in the tables above.

     Under Section 16(a) of the 1934 Act, Section 30(f) of the 1940 Act and Securities and Exchange Commission ("SEC") regulations thereunder, the Fund's officers and directors, persons owning more than 10% of the Fund's common stock and certain officers and partners of Wellington Management Company, LLP, the Fund's investment adviser ("Investment Adviser"), are required to report their transactions in the Fund's common stock to the SEC, the New York Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports received by it, the Fund believes that, during its fiscal year ended March 31, 2000, all filing requirements applicable to such persons were complied with.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS.

     The Board of Directors met seven times during the Fund's fiscal year ended March 31, 2000, and each director during the time he or she served attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member. The Board of Directors has an Audit Committee currently composed of Messrs. Dorsey, LaBlanc and McCorkindale. The Audit Committee reviews with the independent public accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met once during the fiscal year ended March 31, 2000. The Board of Directors does not have a standing nominating or compensation committee.

EXECUTIVE OFFICERS OF THE FUND.

     The officers of the Fund, other than those shown above who also serve as directors, are:

     Arthur J. Brown (age 51)-Secretary; Partner, Kirkpatrick & Lockhart LLP (law firm). Kirkpatrick & Lockhart serves as counsel to the Fund.

     R. Charles Miller (age 42)-Assistant Secretary; Partner, Kirkpatrick & Lockhart LLP (law firm). Kirkpatrick & Lockhart serves as counsel to the Fund.

     Mr. Brown has held office since May 1, 1986; Mr. Miller has held office since May 26, 1999. The officers of the Fund are elected annually by the Board of Directors at its regular meeting immediately preceding the annual meeting of stockholders.

COMPENSATION OF DIRECTORS.

     The table below includes certain information relating to the compensation of the Fund's directors paid by the Fund for the fiscal year ended March 31, 2000 as well as information regarding compensation from the "Fund Complex," as defined below, for the calendar year ended December 31, 1999. No additional compensation is paid to Board members for serving on committees or for attending meetings. Board members are reimbursed for any expenses incurred in attending meetings and for other incidental expenses. Annual Board fees may be reviewed periodically and changed by each Fund's Board.

--------------------------------------------------------------------------------
                               COMPENSATION TABLE
--------------------------------------------------------------------------------

                                      Pension or                        Total
                                      Retirement                    Compensation
                                       Benefits      Estimated        From the
                                      Accrued as       Annual         Fund and
                         Aggregate    Part of the     Benefits        the Fund
                       Compensation     Fund's          Upon        Complex Paid
Name of Director      From the Fund    Expenses      Retirement     to Directors
--------------------------------------------------------------------------------
Eugene C. Dorsey+        $4,500          N/A            N/A          $26,875(5)*
--------------------------------------------------------------------------------
Robert E. LaBlanc        $4,500          N/A            N/A          $11,050(5)*
--------------------------------------------------------------------------------
Douglas H. McCorkind     $4,500          N/A            N/A          $26,050(5)*
--------------------------------------------------------------------------------
Thomas T. Mooney         $4,500          N/A            N/A          $27,650(5)*
--------------------------------------------------------------------------------
Clay T. Whitehead          $0            N/A            N/A          $11,050(5)*
--------------------------------------------------------------------------------

* Parenthetical  indicates  number  of funds  (including  the  Fund) in the Fund
  complex,   comprised   of  five   investment  companies,  to  which  aggregate
  compensation relates.

+ All  compensation  from the Fund and Fund Complex for the calendar  year ended
  December  31, 1999  represents  deferred  compensation.  Mr.  Dorsey  received aggregate compensation for that period from the Fund and the Fund Complex, including accrued interest, in the amounts of $5,495 and $32,204, respectively.

     Directors must be elected by a vote of a majority of the outstanding voting shares.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 1.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                 PROPOSAL NO. 2

     The Board of Directors, including a majority of those directors who are not interested persons (as such term is defined in the 1940 Act) of the Fund or the Investment Adviser ("Independent Directors"), selected PricewaterhouseCoopers LLP to continue to serve as the independent accountants for the Fund for the current fiscal year, ending March 31, 2001. Such selection is now subject to ratification or rejection by stockholders of the Fund. In addition, as required by the 1940 Act, the vote of the Board of Directors is subject to the right of the Fund, by the vote of a majority of its outstanding voting securities (as such term is defined in the 1940 Act), to terminate such engagement without penalty at any meeting called for the purposes of voting thereon.

     PricewaterhouseCoopers LLP currently serves as the Fund's independent accountants, and has audited the Fund's financial statements for the last several fiscal years. PricewaterhouseCoopers LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund. No representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting. The Audit Committee will review and approve services provided by the independent accountants prior to their being rendered, and will report to the Board of Directors concerning all such services after they have been performed.

     An affirmative vote of a majority of the shares present, in person or by proxy, at the Meeting is required for ratification.

           THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                             "FOR" PROPOSAL NO. 2.

                                  OTHER MATTERS

     No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, the persons named in the enclosed Proxy will vote thereon in accordance with their best judgment in the interests of the Fund.

                       WELLINGTON MANAGEMENT COMPANY, LLP

     Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund's Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership of which the following persons are managing partners: Laurie Gabriel, Duncan M. McFarland and John R. Ryan. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 2000, the Investment Adviser held discretionary investment authority over approximately $248 billion of assets. The Investment Adviser and its predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The Investment Adviser is not affiliated with the Administrator. Prudential Investments Fund Management LLC, the Fund's Administrator, is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

                              STOCKHOLDER PROPOSALS

     The Fund's By-Laws require stockholders wishing to nominate directors or make proposals to be voted on at the Fund's annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund's Proxy Statement for its previous year's annual meeting was first released to stockholders. Accordingly, if a stockholder intends to present a proposal at the Fund's annual meeting of stockholders in 2001 and desires to have the proposal included in the Fund's Proxy Statement and form of Proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 by March 11, 2001. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposal is subject to limitation under the federal securities laws. Stockholders proposals not received by March 11, 2001 will not be considered "timely" within the meaning of Rule 14a-4(c) of the Securities Exchange Act of 1934.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, whether other persons are beneficial owners of shares for which Proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

                                             By order of the Board of Directors,





                                             /s/ ARTHUR J. BROWN
                                             -------------------
                                             ARTHUR J. BROWN
                                               SECRETARY
Dated: June 5, 2000

===================================
FIRST FINANCIAL FUND, INC.

                                                  FIRST
                                                FINANCIAL
                                               FUND, INC

                                            ================================

                                               NOTICE OF
PROXY STATEMENT                                ANNUAL MEETING
                                               TO BE HELD ON
                                               AUGUST 24, 2000
                                               AND
                                               PROXY STATEMENT

                                PROXY

                      FIRST FINANCIAL FUND, INC.
                         GATEWAY CENTER THREE
                         100 MULBERRY STREET
                    NEWARK, NEW JERSEY 07102-4077

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David F. Connor and Arthur J. Brown as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side of this card, all the shares of common stock of First Financial Fund, Inc. (the "Fund") held of record on May 24, 2000 at the Annual Meeting of Stockholders to be held on August 24, 2000, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by an authorized person, giving full title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

--------------------------------------    --------------------------------------

___
 X    PLEASE  MARK  VOTES  AS IN
---   THIS EXAMPLE


--------------------------------------------------------------------------------
                           FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

CONTROL NUMBER:
RECORD DATE SHARES:

                                              -----------
Please be sure to sign and date this Proxy.      Date
---------------------------------------------------------


Stockholder sign here               Co-owner sign here
---------------------------------------------------------




The Board of Directors recommends a vote "FOR" the following Proposals:

                                    For All    With-     For All
                                    Nominees   hold       Except

1.   Election of Directors.
     Nominees:
     Class II:   Thomas T. Mooney      _        _           _
                 Clay T. Whitehead
     Class I :   Robert E. LaBlanc

     Instructions: To withhold vote for any
     individual nominee, mark the "For All
     Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee(s).

                                      For    Against     Abstain

2.   To ratify the  selection of       _        _           _
     PricewaterhouseCoopers LLP as
     independent public accountants
     for the fiscal year ending
     March 31, 2001.

                                      For    Against     Abstain

3.   To  consider  and act  upon       _        _           _
     such other  business as may
     properly  come  before  the
     meeting and any adjournments
     thereof.

     Mark  box  at  right  if an                            _
     address  change or  comment
     has   been   noted  on  the
     reverse side of this card.


VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call Toll-Free on a Touch-Tone Phone

Follow these four easy steps:

1.       Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). There is NO CHARGE for this call.
3.       Enter your Control Number located on your Proxy Card.
4.       Follow the recorded instructions.

Your vote is important! Call 1-877-PRX-VOTE anytime!


VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.  Read the accompanying Proxy Statement and Proxy Card.
2.  Go to the Website http://www.eproxyvote.com/ff
3.  Enter your Control Number located on your Proxy Card.
4.  Follow the instructions provided.

Your vote is important!
Go to Http://www.eproxyvote.com/ff anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

[GRAPHIC OMITTED]                                  1800 Massachusetts Avenue, NW
                                                   Second Floor
KIRKPATRICK & LOCKHART LLP                         Washington, DC  20036-1800
                                                   202.778.9000
                                                   www.kl.com

June 9, 2000


VIA EDGAR

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:   First Financial Fund, Inc.
               File Nos. 33-33320, 811-04605
               Definitive Proxy Statement
               --------------------------

Dear Sir or Madam:

         On behalf of First Financial Fund, Inc. (the "Fund"), transmitted herewith for filing pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, is the Definitive Proxy Statement to be used in connection with the annual meeting of the stockholders of the Fund to be held August 24, 2000. The Definitive Proxy Statement consists of a notice of meeting, the proxy statement and form of proxy. The Proxy Statement will be mailed to the Fund's shareholders on or about June 9, 2000.

         The Meeting will be held to consider the following items of business:

         (1) To elect one director to serve until 2002 and two directors to serve until 2003;

         (2)  To  ratify  the   selection  of   PricewaterhouseCoopers   LLP  as
              independent public accountants of the Fund for the fiscal year ending March 31, 2001; and

         (3) To consider and act upon any other business as may properly come before the Annual Meeting or any adjournment thereof.

         If you have any questions or comments regarding the foregoing, please contact the undersigned at (202)778-9046.

                                                        Sincerely,


                                                        /s/ Arthur J. Brown
                                                        -------------------
                                                        Arthur J. Brown

Enclosures